Condensed Consolidated Balance Sheets (USD $)	Sep. 30, 2014	Dec. 31, 2013	Dec. 31, 2012
CURRENT ASSETS
Cash and cash equivalents	$ 10,065,924	$ 15,211,744	$ 0
Prepaid expenses	154,612	87,059	0
TOTAL CURRENT ASSETS	10,220,536	15,298,803	0
Fixed Assets, net of accumulated depreciation	48,107	0
TOTAL ASSETS	10,268,643	15,298,803	0
CURRENT LIABILITIES
Accounts payable and accrued expenses - related party	303,528	251,779	1,240,636
Accounts payable and accrued expenses	977,872	156,637	192,342
Advances from related party		0	4,815
TOTAL CURRENT LIABILITIES	1,281,400	408,416	1,437,793
Commitments and contingencies
Convertible Redeemable Preferred Stock Value	19,639,022	19,943,572	0
SHAREHOLDERS' DEFICIT
Common Stock Value	2,213	2,174	2,169
Additional paid-in capital	5,234,391	3,974,007	0
Deficit accumulated during the development stage	(15,888,383)	(9,029,366)	(1,439,962)
TOTAL SHAREHOLDERS' DEFICIT	(10,651,779)	(5,053,185)	(1,437,793)
TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$ 10,268,643	$ 15,298,803	$ 0